UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2012

Saba Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34372	94-3267638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 581-2500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 19, 2012, Saba Software, Inc. (“Saba”) and its wholly owned subsidiary, HAL Acquisition Sub, Inc. (“Acquisition Sub”), entered into a Membership Interests Purchase Agreement (the “Purchase Agreement”) with HumanConcepts, LLC, a California limited liability company (“HumanConcepts”), and Martin Sacks, the owner of 100% of the membership interests of HumanConcepts (the “Seller”), pursuant to which Acquisition Sub acquired 100% of the membership interests of HumanConcepts from the Seller for a total purchase price of $23.5 million in cash (the “Acquisition”). HumanConcepts is a leading organizational modeling and visualization provider that enables enterprises to better manage organizational change of all types, including growth, rightsizing and reorganization.

The Purchase Agreement contains customary representations, warranties and covenants. Approximately $3.5 million of the purchase price is subject to a holdback which may be applied by Saba towards satisfaction of any post-closing indemnification obligations of the Seller and any post-closing adjustments to the purchase price. Up to one-third of the holdback amount that is not subject to then pending claims will be paid to the Seller on the 12-month anniversary of the Acquisition, and any remaining portion of the holdback amount that is not subject to then pending claims will be paid to the Seller on the 18-month anniversary of the Acquisition.

The foregoing description of the Purchase Agreement is not complete and is qualified by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

Item 2.01: Completion of Acquisition or Disposition of Assets

The information set forth in Item 1.01 of this Current Report on Form 8-K (this “Report”) is incorporated by reference into this Item 2.01.

Item 7.01. Regulation FD Disclosure.

On March 20, 2012, the Company issued a press release announcing the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired

(b)	Pro forma financial information

Any financial statements or pro forma financial information will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K must be filed.

(d)	Exhibits.

The following exhibits are attached to this Report:

Exhibit Number	Description

2.1	Membership Interests Purchase Agreement, dated as of March 19, 2012, by and among Saba Software, Inc., HAL Acquisition Sub, Inc., HumanConcepts, LLC and Martin Sacks.

99.	Press Release, dated March 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)

Date: March 20, 2012	/s/ PETER E. WILLIAMS III
(Signature)
Peter E. Williams III
Executive Vice President and Secretary